UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2015

Annual Report
to Shareholders

Deutsche Global Growth Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

13 Performance Summary

15 Investment Portfolio

23 Statement of Assets and Liabilities

25 Statement of Operations

26 Statement of Changes in Net Assets

27 Financial Highlights

33 Notes to Financial Statements

46 Report of Independent Registered Public Accounting Firm

47 Information About Your Fund's Expenses

48 Tax Information

49 Advisory Agreement Board Considerations and Fee Evaluation

54 Board Members and Officers

59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015 and disturbing market volatility in late summer, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming and, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The Federal Reserve Board is likely to start raising short-term interest rates in the coming months. However, the specific timing remains unclear. In any case, analysts expect the process to be gradual. Meanwhile, Europe’s slow but steady recovery remains on track, and central bank easing should continue to stimulate growth, albeit at the cost of increased volatility.

This view may seem overly optimistic in light of recent developments in China. Indeed, our Chief Investment Officer, Asoka Wohrmann, wrote in his September update: "The risks from China’s transformation should not be underestimated. The country has a one-sixth share of global trade, and its growth looks set to be more unpredictable in the future." Nevertheless, he adds "We are still optimistic about the global economy and about most stock exchanges…. Our scenario is based on the assumption that the upswings in Europe and the United States are sufficiently self-supporting not to be derailed by developments in China."

We encourage you to visit us at deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from Mr. Wohrmann and our economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 14 for more complete performance information.

Investment Strategy

The fund invests in U.S. and foreign equities issued by U.S. and foreign-based companies. The fund can invest in companies of any size and from any country, including countries with emerging economies. The fund seeks to achieve its objective by allocating its assets among a global growth portfolio and a global small-cap growth portfolio. The fund’s global growth portfolio will typically consist of approximately 60 to 80 companies that are diversified across the growth spectrum, including early stage, core growth and established growth companies. The fund’s global small-cap growth portfolio will generally invest in small- and mid-cap global growth companies and will typically consist of approximately 100 to 120 companies.

During the 12-month period ended August 31, 2015, the fund returned –5.62% and underperformed the –4.13% return of the benchmark, the MSCI World Index.

The negative return for the index largely reflects the headwinds that began to impact the global markets in the final three months of the period. During this time, investors had to contend with the reemergence of headlines related to Greece’s debt crisis, uncertainty regarding U.S. Federal Reserve Board (the Fed) policy and instability in China’s financial markets. China’s economic growth showed further signs of decelerating from its rapid pace of recent years, a shift that led to a rapid slide in Chinese equities and contributed to the government’s decision to devalue the country’s currency, the yuan. These factors led to a sharp decline across the world stock markets, causing the MSCI World Index to reach its low for the period in the second half of August.

This downturn, and the resulting negative 12-month return for the index, obscures the fact that the market environment was in fact quite positive for the majority of the period. From mid-October 2014 through late June 2015, stock prices generally trended higher due to increasing optimism regarding improving global growth, robust merger and acquisition activity, and the highly accommodative policies of central banks in Europe and Japan. In this sense, the concerns about China may prove to be exaggerated and perhaps short-lived. The U.S. economy — which remains the key driver of global growth — remains healthy, while Europe continues to exhibit signs of a recovery. In light of this, we welcome market volatility since it provides us with the opportunity to add to positions in growth companies at compelling valuations.

Fund Performance

The concerns about China, while potentially a short-term headwind for the markets, nonetheless had an adverse impact on fund performance. The Asian markets lagged during the June–August interval, which weighed on the fund given its overweight in the region. Still, we believe Asia continues to represent an opportunity due to its relatively high representation of undervalued growth companies.

The fund’s relative performance was also negatively affected by its stock selection in the consumer discretionary, industrials and materials sectors. In the consumer discretionary space, our investments in the Indonesian retailer PT Multipolar Tbk and the Brazilian education provider Estacio Participacoes S.A.* — both of which lost ground amid the broader weakness in emerging-markets stocks — cost the fund some performance. Our leading detractor within industrials was PT Arwana Citramulia Tbk, an Indonesian provider of low-cost roofing tiles that saw its profit margins hit by rising transportation costs and slower economic growth. Multipolar and Arwana Citrimula remain in the portfolio, as we believe they are attractively valued relative to their growth prospects. In the materials sector, our position in Constellium NV — a Netherlands-based producer of specialty aluminum products — was the largest detractor. The stock lost ground due to concerns about potential weakness in the automobile and airline industries (its key end markets), as well as worries about the integration of a recent acquisition intended to bolster its U.S. market share.

* Not held in the portfolio as of August 31, 2015.

"We believe our ability to invest in companies of any size and from any region provides an extensive universe from which to select stocks with the optimal combination of growth potential and reasonable valuations."

On the plus side, the fund’s return was boosted by several takeover announcements that occurred during the period. CVS Health Corp.* announced a bid for the U.S. health care services provider Omnicare, Inc.* in late April, and Danaher Corp. bid for the U.S. industrial stock Pall Corp.,* a provider of filtration and fluid control solutions, in May. Also in May, the U.K.-based data-center operator Telecity Group PLC* was acquired by Equinix, Inc.* for $3.6 billion in a cash and stock deal. In the small-cap space, the U.S. heart-implant maker Thoratec Corp. was bid for by St. Jude Medical, Inc.* in July. While we don’t invest with the goal of identifying candidates that are likely to benefit from merger and acquisition activity, we believe the types of faster-growing companies in which we invest also represent attractive targets for corporate buyers.

* Not held in the portfolio as of August 31, 2015.

Outside of the group of stocks that were taken over, several other investments contributed positively to the fund’s return. Most notable among these was the Japanese stock Kusuri No Aoki Co., Ltd. The company operates a chain of pharmacies in Japan, and it has improved its growth outlook by evolving into a convenience store, adding new products and expanding its geographic footprint. The health care sector also proved to be a source of strength for the fund, as a number of individual holdings outpaced the broader sector. The Swiss drug developer Galenica AG made a significant positive contribution, as the stock was boosted by the company’s announcement of a plan to recognize value through a break-up. Retrophin, Inc. (U.S.), Molina Healthcare, Inc. (U.S.) and Flamel Technologies SA (France) were additional winners within the fund’s portfolio of health care stocks.

The fund’s sector allocations, which are a residual impact of our bottom-up stock selection process, also aided performance. Most notably, an underweight in energy helped the fund sidestep the full impact of the sector’s significant shortfall relative to the market as a whole. In addition, we were helped by our overweight positions in the outperforming consumer discretionary and health care sectors.

Outlook and Positioning

As of August 31, 2015, 44% of the portfolio was invested in the United States, 48% in the developed international markets and the remainder in the emerging markets. The fund’s overweight in the international markets reflects the fact that we continued to find a higher representation of reasonably valued growth companies overseas, particularly in Europe and non-Japan Asia. We continue to identify select opportunities in the emerging markets, but we took steps to reduce this weighting within the fund’s large-cap portfolio during the latter half of the period. The performance of emerging-markets stocks continues to be driven primarily by macroeconomic factors rather than company-specific fundamentals, so we felt it was prudent to reduce the position in order to manage risk. We redeployed the proceeds of these into higher-quality, large-cap stocks, including European financials such as ING Groep NV (Netherlands) and Jyske Bank (Denmark). On a sector basis, the fund closed the year with overweight positions in the industrials, consumer discretionary and health care sectors, and it was underweight in financials, energy, utilities and information technology.

Although the Fund underperformed during the past 12 months, we believe in the long-term value of our strategy. We do not simply invest in the highest-growth companies without regard to their valuations or fundamentals. Instead, we take a balanced approach that seeks to diversify among companies in varying stages of their growth cycle. Further, we believe our ability to invest in companies of any size and from any region provides an extensive universe from which to select stocks with the optimal combination of growth potential and reasonable valuations.

Ten Largest Equity Holdings at August 31, 2015 (12.5% of Net Assets)	Country	Percent
1. Allergan PLC Manufactures specialty pharmaceuticals	United States	1.5%
2. Flamel Technologies SA Developer of controlled release pharmaceuticals	France	1.5%
3. MasterCard, Inc. Offers transaction processing and related services	United States	1.3%
4. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	United States	1.3%
5. Galenica AG Manufactures and distributes pharmaceuticals and offers related services	Switzerland	1.3%
6. United Internet AG Offers Internet access services	Germany	1.2%
7. JPMorgan Chase & Co. Provider of global financial services	United States	1.2%
8. Brookfield Asset Management, Inc. Asset management company focused on the real estate and power generation sectors	Canada	1.1%
9. Babcock International Group PLC Offers support services to public sector institutions	United Kingdom	1.1%
10. Fresenius Medical Care AG & Co. KGaA Manufacturer that distributes equipment and products for dialysis patients	Germany	1.0%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 59 for contact information.

Portfolio Management Team

Joseph Axtell, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Asset Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

— Portfolio Manager for Global Small Cap and US Small and Mid Cap Equities: New York.

— BS from Carlson School of Management, University of Minnesota.

Rafaelina M. Lee, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

— Portfolio Manager for US Small and Mid Cap Equities: New York.

— BA in Mathematical Statistics from Columbia University; MBA in Finance from Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

Nils E. Ernst, PhD, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004 after two years of industry experience as an Investment Consultant at FERI Institutional Management GmbH, while completing his doctoral studies.

— Portfolio Manager for Global Equities: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at Landesbank Hessen-Thueringen, Frankfurt; Master's Degree and PhD in Business Administration ("Diplom-Kaufmann" and "Dr.rer.pol.") from Otto Beisheim Graduate School of Corporate Management with semesters at Georgia Institute of Technology and Hong Kong University of Science and Technology.

Martin Berberich, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1999 with three years of industry experience; previously, he served as an Institutional Portfolio Manager. Before joining, he worked in the Treasury Department at Robert Bosch GmbH.

— Senior Portfolio Manager for Global Equities and Deputy Portfolio Manager for the DWS Top 50 Welt: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at HypoVereinsbank Wuerzburg; MBA ("Diplom-Kaufmann") from University of Wuerzburg.

Sebastian P. Werner, PhD, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities: Frankfurt.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Returns reflect reinvestment of dividends net of withholding taxes. Index returns do not reflect fees or expenses and it is not possible to invest directly into the MSCI World Index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

Performance Summary August 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–5.62%	7.76%	4.75%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–11.05%	6.49%	4.13%
MSCI World Index†	–4.13%	11.07%	5.40%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–6.32%	6.93%	3.89%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–9.13%	6.78%	3.89%
MSCI World Index†	–4.13%	11.07%	5.40%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–6.34%	6.95%	3.96%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–6.34%	6.95%	3.96%
MSCI World Index†	–4.13%	11.07%	5.40%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
No Sales Charges	–5.87%	7.46%	4.47%
MSCI World Index†	–4.13%	11.07%	5.40%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
No Sales Charges	–5.40%	8.04%	5.03%
MSCI World Index†	–4.13%	11.07%	5.40%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 8/31/15
No Sales Charges	–5.39%	8.06%	4.07%
MSCI World Index†	–4.13%	11.07%	5.14%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2014 are 1.50%, 2.28%, 2.23%, 1.86%, 1.20% and 1.17% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to February 1, 2014, the fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the fund’s current investment strategy had been in effect.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Growth Fund — Class A ■ MSCI World Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on August 26, 2008. The performance shown for the index is for the time period of August 31, 2008 through August 31, 2015, which is based on the performance period of the life of Institutional Class.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
8/31/15	$ 28.49	$ 27.14	$ 27.33	$ 28.42	$ 28.40	$ 28.40
8/31/14	$ 30.38	$ 28.97	$ 29.18	$ 30.31	$ 30.29	$ 30.29
Distribution Information as of 8/31/15
Income Dividends, Twelve Months	$ .19	$ —	$ —	$ .11	$ .26	$ .26

Investment Portfolio as of August 31, 2015

	Shares	Value ($)

Common Stocks 96.7%
Australia 0.4%
G8 Education Ltd. (a) (Cost $3,565,454)	1,207,425	2,678,265
Bermuda 0.6%
Lazard Ltd. "A" (Cost $2,147,445)	86,328	4,293,091
Canada 4.4%
Agnico Eagle Mines Ltd. (a)	154,000	3,771,572
Alimentation Couche-Tard, Inc. "B" (a)	157,000	6,653,048
Brookfield Asset Management, Inc. "A"	250,000	7,869,033
Canadian Pacific Railway Ltd.	28,400	4,125,081
Quebecor, Inc. "B"	187,719	4,023,773
SunOpta, Inc.*	469,785	4,162,295
(Cost $26,131,947)		30,604,802
China 0.5%
Minth Group Ltd. (Cost $2,647,536)	1,858,633	3,231,356
Denmark 1.1%
Jyske Bank AS (Registered)*	101,000	5,634,642
TDC AS	350,000	2,215,872
(Cost $7,647,449)		7,850,514
Finland 0.8%
Cramo Oyj	200,255	4,070,055
Sampo Oyj "A"	35,500	1,714,696
(Cost $6,074,476)		5,784,751
France 3.1%
Flamel Technologies SA (ADR)*	451,460	9,999,839
Parrot SA*	27,939	1,189,582
Pernod Ricard SA	53,000	5,565,633
Vivendi SA	172,000	4,258,962
(Cost $19,877,240)		21,014,016
Germany 4.8%
BASF SE	37,000	2,985,335
Fresenius Medical Care AG & Co. KGaA	91,000	6,959,893
Lanxess AG	130,500	6,640,375
Patrizia Immobilien AG	185,173	4,348,915
United Internet AG (Registered)	169,683	8,254,142
VIB Vermoegen AG	194,885	3,681,510
(Cost $25,384,766)		32,870,170
Hong Kong 1.8%
AIA Group Ltd.	240,000	1,329,380
K Wah International Holdings Ltd.	7,675,829	3,486,691
Playmates Toys Ltd.	5,343,671	972,197
REXLot Holdings Ltd.	43,252,753	1,405,661
Techtronic Industries Co., Ltd.	1,350,901	4,913,757
(Cost $15,096,238)		12,107,686
India 0.3%
WNS Holdings Ltd. (ADR)* (Cost $2,276,248)	78,549	2,343,902
Indonesia 0.6%
PT Arwana Citramulia Tbk	49,638,792	1,677,644
PT Multipolar Tbk	73,864,863	2,154,897
(Cost $7,548,100)		3,832,541
Ireland 3.5%
Greencore Group PLC	920,843	4,200,949
Kerry Group PLC "A"	70,000	5,211,828
Paddy Power PLC (b)	38,716	4,222,872
Paddy Power PLC (b)	1,426	156,818
Ryanair Holdings PLC (ADR)	87,768	6,402,676
Shire PLC	50,000	3,863,960
(Cost $17,974,972)		24,059,103
Italy 0.9%
Prysmian SpA	182,879	3,912,599
Unipol Gruppo Finanziario SpA	500,000	2,368,122
(Cost $5,075,794)		6,280,721
Japan 5.2%
Ai Holdings Corp.	224,550	4,942,805
Avex Group Holdings, Inc.	204,420	2,604,867
Kusuri No Aoki Co., Ltd.	134,450	6,305,641
MISUMI Group, Inc.	244,089	2,827,478
Nippon Seiki Co., Ltd.	325,993	6,536,890
Topcon Corp. (a)	142,200	2,257,788
United Arrows Ltd.	87,383	3,444,769
Universal Entertainment Corp.	216,396	4,237,932
UT Group Co., Ltd.* (a)	423,124	2,558,254
(Cost $26,559,255)		35,716,424
Korea 0.2%
Suprema, Inc.* (Cost $1,643,821)	79,973	1,497,698
Luxembourg 0.9%
Eurofins Scientific (Cost $4,354,300)	18,500	6,204,999
Malaysia 1.4%
Hartalega Holdings Bhd.	1,360,427	2,662,201
IHH Healthcare Bhd.	1,600,000	2,226,412
Nirvana Asia Ltd. 144A	9,123,305	2,307,298
Tune Ins Holdings Bhd.	7,314,621	2,276,385
(Cost $11,172,787)		9,472,296
Mexico 0.5%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $3,755,163)	40,300	3,587,909
Netherlands 2.3%
Brunel International NV	155,049	2,719,429
Constellium NV "A"* (c)	293,744	1,924,023
ING Groep NV (CVA)	270,000	4,150,009
SBM Offshore NV*	262,877	3,141,228
Sensata Technologies Holding NV* (c)	75,000	3,555,000
(Cost $21,422,880)		15,489,689
Norway 1.0%
Marine Harvest ASA	500,000	6,062,817
Norsk Hydro ASA	203,000	707,590
(Cost $6,567,891)		6,770,407
Panama 0.5%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $3,375,683)	143,255	3,531,236
Philippines 0.8%
Alliance Global Group, Inc.	7,023,925	2,974,050
Universal Robina Corp.	690,000	2,859,701
(Cost $6,767,487)		5,833,751
Singapore 0.3%
Lian Beng Group Ltd. (Cost $1,981,200)	5,531,001	2,060,293
Spain 0.5%
Mediaset Espana Comunicacion SA	150,000	1,793,421
Talgo SA 144A*	298,716	1,910,664
(Cost $4,852,719)		3,704,085
Sweden 3.4%
Assa Abloy AB "B"	200,000	3,832,258
Atlas Copco AB "A"	127,000	3,206,224
Hennes & Mauritz AB "B"	101,000	3,890,153
Meda AB "A"	304,000	4,671,961
Nobina AB 144A*	753,211	2,829,212
Svenska Cellulosa AB "B"	140,000	3,999,301
Telefonaktiebolaget LM Ericsson "B"	71,000	695,824
(Cost $23,484,449)		23,124,933
Switzerland 4.1%
Dufry AG (Registered)*	26,977	3,639,980
Galenica AG (Registered) (a)	7,100	9,123,947
Lonza Group AG (Registered)*	33,000	4,529,882
Nestle SA (Registered)	90,000	6,631,799
Novartis AG (Registered)	27,000	2,647,392
UBS Group AG (Registered)*	81,000	1,678,405
(Cost $24,680,639)		28,251,405
Thailand 0.2%
Malee Sampran PCL (Foreign Registered) (Cost $2,212,939)	1,343,852	1,059,111
United Kingdom 9.9%
Arrow Global Group PLC	1,091,509	4,530,661
AVEVA Group PLC	88,000	2,923,530
Babcock International Group PLC	482,855	7,190,323
Clinigen Healthcare Ltd.*	430,923	4,694,885
Compass Group PLC	309,000	4,914,727
Crest Nicholson Holdings PLC	548,356	4,653,232
Domino's Pizza Group PLC	287,050	3,812,339
Halma PLC	185,000	2,143,313
Hargreaves Lansdown PLC	218,240	3,767,505
Howden Joinery Group PLC	653,891	4,832,354
IMI PLC	85,000	1,351,020
Jardine Lloyd Thompson Group PLC	184,838	2,989,502
Polypipe Group PLC	1,022,746	5,524,302
Reckitt Benckiser Group PLC	44,000	3,891,454
Rotork PLC	993,640	3,188,233
Smith & Nephew PLC	185,000	3,314,225
Spirax-Sarco Engineering PLC	87,988	4,258,455
(Cost $59,442,992)		67,980,060
United States 42.7%
Acadia Healthcare Co., Inc.* (a)	53,200	3,885,196
Advance Auto Parts, Inc.	22,952	4,022,338
Affiliated Managers Group, Inc.*	22,568	4,207,578
Agilent Technologies, Inc.	50,000	1,815,500
Allergan PLC*	34,000	10,327,160
Alliance Data Systems Corp.*	26,500	6,815,535
Altra Industrial Motion Corp. (a)	60,474	1,512,455
Amphenol Corp. "A"	175,000	9,163,000
AZZ, Inc.	52,783	2,670,820
Bank of America Corp.	200,000	3,268,000
BE Aerospace, Inc.	47,824	2,331,420
Berry Plastics Group, Inc.* (a)	91,653	2,712,929
BorgWarner, Inc.	63,857	2,786,720
Bristol-Myers Squibb Co.	66,000	3,925,020
Cardtronics, Inc.* (a)	108,654	3,748,563
Casey's General Stores, Inc. (a)	54,688	5,789,272
Cerner Corp.* (a)	84,000	5,187,840
Citrix Systems, Inc.*	53,000	3,609,830
Danaher Corp.	72,000	6,265,440
Diamondback Energy, Inc.*	26,829	1,832,152
DigitalGlobe, Inc.*	89,437	2,062,417
eBay, Inc.*	72,000	1,951,920
Ecolab, Inc. (a)	55,000	6,002,700
Encore Capital Group, Inc.*	61,198	2,486,475
Envision Healthcare Holdings, Inc.*	89,000	3,646,330
Express Scripts Holding Co.* (a)	37,000	3,093,200
Exxon Mobil Corp.	38,000	2,859,120
FCB Financial Holdings, Inc. "A"*	42,008	1,385,424
Fogo De Chao, Inc.* (a)	120,750	2,320,815
Fox Factory Holding Corp.* (a)	237,916	3,573,498
Gentherm, Inc.* (a)	100,267	4,571,173
Hain Celestial Group, Inc.*	68,398	4,162,702
Harman International Industries, Inc.	43,000	4,202,820
HeartWare International, Inc.*	25,623	2,193,329
Jack in the Box, Inc.	50,605	3,956,299
JPMorgan Chase & Co.	124,000	7,948,400
Kindred Healthcare, Inc. (a)	175,534	3,524,723
Knowles Corp.* (a)	22,042	358,844
Las Vegas Sands Corp.	84,000	3,883,320
MasterCard, Inc. "A"	100,000	9,237,000
Matador Resources Co.* (a)	98,687	2,260,919
Middleby Corp.*	56,740	6,159,127
Molina Healthcare, Inc.* (a)	81,777	6,099,746
Nielsen Holdings PLC	130,000	5,879,900
NIKE, Inc. "B"	21,500	2,402,625
Noble Energy, Inc. (a)	157,000	5,245,370
NxStage Medical, Inc.*	119,578	2,077,070
Oaktree Capital Group LLC (a)	100,269	5,314,257
Oil States International, Inc.*	53,337	1,513,171
Pacira Pharmaceuticals, Inc.*	66,397	3,821,147
PAREXEL International Corp.* (a)	44,169	2,902,787
PayPal Holdings, Inc.*	72,000	2,520,000
Polaris Industries, Inc. (a)	35,267	4,580,125
Praxair, Inc. (a)	34,712	3,670,794
Primoris Services Corp. (a)	196,322	3,606,435
Providence Service Corp.*	138,546	6,211,017
Retrophin, Inc.*	191,743	5,257,593
Roadrunner Transportation Systems, Inc.*	130,218	2,823,126
Schlumberger Ltd.	61,000	4,719,570
Sinclair Broadcast Group, Inc. "A"	141,230	3,782,139
South State Corp.	18,528	1,392,379
Tenneco, Inc.*	75,524	3,553,404
The Goldman Sachs Group, Inc.	9,100	1,716,260
Thoratec Corp.*	32,123	2,017,967
Time Warner, Inc. (a)	63,000	4,479,300
TiVo, Inc.* (a)	276,254	2,513,911
TriNet Group, Inc.*	112,566	1,895,611
Tristate Capital Holdings, Inc.* (a)	268,907	3,369,405
Union Pacific Corp.	19,000	1,629,060
United Technologies Corp.	64,000	5,863,040
Urban Outfitters, Inc.* (a)	84,055	2,593,937
VeriFone Systems, Inc.*	114,822	3,587,039
WABCO Holdings, Inc.*	47,739	5,505,262
Western Digital Corp.	48,181	3,948,915
WEX, Inc.*	17,677	1,671,007
Zeltiq Aesthetics, Inc.*	163,394	5,272,724
Zoe's Kitchen, Inc.*	71,165	2,458,039
(Cost $258,794,340)		293,611,455
Total Common Stocks (Cost $602,516,210)		664,846,669

Convertible Preferred Stock 0.1%
United States
Providence Service Corp., 5.5% (Cost $572,300)	5,723	579,002

Rights 0.1%
Germany
Patrizia Immobilien AG, Expiration Date 9/9/2015* (Cost $170,029)	18,517	434,891

Other Investments 0.1%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	697,200

Securities Lending Collateral 10.2%
Daily Assets Fund Institutional, 0.16% (d) (e) (Cost $70,254,548)	70,254,548	70,254,548

Cash Equivalents 2.7%
Central Cash Management Fund, 0.11% (d) (Cost $18,290,939)	18,290,939	18,290,939
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $691,804,026)†	109.9	755,103,249
Other Assets and Liabilities, Net	(9.9)	(67,919,986)
Net Assets	100.0	687,183,263

* Non-income producing security.

† The cost for federal income tax purposes was $696,224,349. At August 31, 2015, net unrealized appreciation for all securities based on tax cost was $58,878,900. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $113,670,697 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $54,791,797.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2015 amounted to $67,449,996, which is 9.8% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Listed on New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 2,678,265	$ —	$ 2,678,265
Bermuda	4,293,091	—	—	4,293,091
Canada	30,604,802	—	—	30,604,802
China	—	3,231,356	—	3,231,356
Denmark	—	7,850,514	—	7,850,514
Finland	—	5,784,751	—	5,784,751
France	9,999,839	11,014,177	—	21,014,016
Germany	—	32,870,170	—	32,870,170
Hong Kong	—	10,702,025	1,405,661	12,107,686
India	2,343,902	—	—	2,343,902
Indonesia	—	3,832,541	—	3,832,541
Ireland	6,402,676	17,656,427	—	24,059,103
Italy	—	6,280,721	—	6,280,721
Japan	—	35,716,424	—	35,716,424
Korea	—	1,497,698	—	1,497,698
Luxembourg	—	6,204,999	—	6,204,999
Malaysia	—	9,472,296	—	9,472,296
Mexico	3,587,909	—	—	3,587,909
Netherlands	5,479,023	10,010,666	—	15,489,689
Norway	—	6,770,407	—	6,770,407
Panama	3,531,236	—	—	3,531,236
Philippines	—	5,833,751	—	5,833,751
Singapore	—	2,060,293	—	2,060,293
Spain	—	3,704,085	—	3,704,085
Sweden	—	23,124,933	—	23,124,933
Switzerland	—	28,251,405	—	28,251,405
Thailand	—	1,059,111	—	1,059,111
United Kingdom	—	67,980,060	—	67,980,060
United States	293,611,455	—	—	293,611,455
Convertible Preferred Stock	—	—	579,002	579,002
Rights	—	434,891	—	434,891
Other Investments	697,200	—	—	697,200
Short-Term Investments (f)	88,545,487	—	—	88,545,487
Total	$ 449,096,620	$ 304,021,966	$ 1,984,663	$ 755,103,249

During the period ended August 31, 2015, the amount of transfers between Level 2 and Level 3 was $6,007,729. The investment was transferred from Level 2 to Level 3 because the security was halted on the exchange. Transfers between levels are recognized at the beginning of the reporting period.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $603,258,539) — including $67,449,996 of securities loaned	$ 666,557,762
Investment in Daily Assets Fund Institutional (cost $70,254,548)*	70,254,548
Investment in Central Cash Management Fund (cost $18,290,939)	18,290,939
Total investments in securities, at value (cost $691,804,026)	755,103,249
Foreign currency, at value (cost $13,017,052)	13,011,540
Receivable for investments sold	2,722,240
Receivable for Fund shares sold	91,606
Dividends receivable	550,547
Interest receivable	19,135
Foreign taxes recoverable	344,967
Other assets	30,516
Total assets	771,873,800
Liabilities
Payable upon return of securities loaned	70,254,548
Payable for investments purchased	13,008,605
Payable for Fund shares redeemed	362,850
Accrued management fee	502,661
Accrued Directors' fees	10,275
Other accrued expenses and payables	551,598
Total liabilities	84,690,537
Net assets, at value	$ 687,183,263
Net Assets Consist of
Distributions in excess of net investment income	(2,730,517)
Net unrealized appreciation (depreciation) on: Investments	63,299,223
Foreign currency	(38,361)
Accumulated net realized gain (loss)	(498,853,055)
Paid-in capital	1,125,505,973
Net assets, at value	$ 687,183,263

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($65,870,312 ÷ 2,312,276 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 28.49
Maximum offering price per share (100 ÷ 94.25 of $28.49)	$ 30.23

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($397,093 ÷ 14,633 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 27.14

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,361,604 ÷ 891,377 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 27.33
Class R Net Asset Value, offering and redemption price(a) per share ($4,287,532 ÷ 150,885 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 28.42
Class S Net Asset Value, offering and redemption price(a) per share ($570,945,448 ÷ 20,105,403 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.40
Institutional Class Net Asset Value, offering and redemption price(a) per share ($21,321,274 ÷ 750,841 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.40

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $607,012)	$ 11,925,153
Interest	262
Income distributions — Central Cash Management Fund	14,427
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	286,897
Total income	12,226,739
Expenses: Management fee	6,929,102
Administration fee	772,151
Services to shareholders	1,067,427
Distribution and service fees	495,277
Custodian fee	172,665
Professional fees	109,854
Reports to shareholders	82,985
Registration fees	82,802
Directors' fees and expenses	33,317
Other	60,999
Total expenses before expense reductions	9,806,579
Expense reductions	(404,402)
Total expenses after expense reductions	9,402,177
Net investment income (loss)	2,824,562
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	23,557,366
Futures	124,793
Foreign currency	(288,481)
23,393,678
Change in net unrealized appreciation (depreciation) on: Investments	(68,453,183)
Futures	(16,125)
Foreign currency	(29,241)
(68,498,549)
Net gain (loss)	(45,104,871)
Net increase (decrease) in net assets resulting from operations	$ (42,280,309)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2015	2014
Operations: Net investment income (loss)	$ 2,824,562	$ 1,860,473
Net realized gain (loss)	23,393,678	58,657,878
Change in net unrealized appreciation (depreciation)	(68,498,549)	90,107,294
Net increase (decrease) in net assets resulting from operations	(42,280,309)	150,625,645
Distributions to shareholders from: Net investment income: Class A	(495,814)	(258,618)
Class R	(18,527)	(865)
Class S	(5,479,207)	(3,598,377)
Institutional Class	(402,490)	(283,480)
Total distributions	(6,396,038)	(4,141,340)
Fund share transactions: Proceeds from shares sold	24,389,790	47,899,503
Reinvestment of distributions	6,053,959	3,899,285
Payments for shares redeemed	(141,211,174)	(165,999,876)
Redemption fees	102	8,296
Net increase (decrease) in net assets from Fund share transactions	(110,767,323)	(114,192,792)
Increase (decrease) in net assets	(159,443,670)	32,291,513
Net assets at beginning of period	846,626,933	814,335,420
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $2,730,517 and $1,409,541, respectively)	$ 687,183,263	$ 846,626,933

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended August 31,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 30.38	$25.65	$ 21.78	$ 22.04	$ 20.29
Income (loss) from investment operations: Net investment income (loss)[a]	.05	.01	.08	.16	.18
Net realized and unrealized gain (loss)	(1.75)	4.80	4.01	(.17)	1.65
Total from investment operations	(1.70)	4.81	4.09	(.01)	1.83
Less distributions from: Net investment income	(.19)	(.08)	(.22)	(.25)	(.09)
Increase from regulatory settlements	—	—	—	—	.01[d]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.49	$ 30.38	$25.65	$ 21.78	$ 22.04
Total Return (%)[b]	(5.62)[c]	18.75[c]	18.88[c]	(.01)[c]	9.07[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	87	86	98	143
Ratio of expenses before expense reductions (%)	1.52	1.50	1.52	1.54	1.52
Ratio of expenses after expense reductions (%)	1.40	1.42	1.31	1.52	1.52
Ratio of net investment income (loss) (%)	.17	.04	.35	.74	.78
Portfolio turnover rate (%)	49	45	150	104	137

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The Fund received $0.006 per share of non-affiliated regulatory settlements for the period ended August 31, 2011. Excluding these non-recurring payments, total return would have been 0.03% lower for the period ended August 31, 2011.

* Amount is less than $.005.

	Years Ended August 31,
Class B	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 28.97	$ 24.58	$ 20.87	$ 21.12	$ 19.52
Income (loss) from investment operations: Net investment income (loss)[a]	(.18)	(.22)	(.11)	.00*	.02
Net realized and unrealized gain (loss)	(1.65)	4.61	3.86	(.17)	1.57
Total from investment operations	(1.83)	4.39	3.75	(.17)	1.59
Less distributions from: Net investment income	—	—	(.04)	(.08)	—
Increase from regulatory settlements	—	—	—	—	.01[d]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 27.14	$ 28.97	$24.58	$ 20.87	$ 21.12
Total Return (%)[b]	(6.32)[c]	17.86[c]	17.99[c]	(.76)[c]	8.20[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	2	4	9	14
Ratio of expenses before expense reductions (%)	2.24	2.28	2.33	2.29	2.31
Ratio of expenses after expense reductions (%)	2.15	2.16	2.06	2.27	2.31
Ratio of net investment income (loss) (%)	(.66)	(.78)	(.47)	.01	.00
Portfolio turnover rate (%)	49	45	150	104	137

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The Fund received $0.006 per share of non-affiliated regulatory settlements for the period ended August 31, 2011. Excluding these non-recurring payments, total return would have been 0.03% lower for the period ended August 31, 2011.

* Amount is less than $.005.

	Years Ended August 31,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 29.18	$ 24.76	$ 21.02	$ 21.28	$ 19.66
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.20)	(.10)	.00*	.03
Net realized and unrealized gain (loss)	(1.69)	4.62	3.88	(.17)	1.58
Total from investment operations	(1.85)	4.42	3.78	(.17)	1.61
Less distributions from: Net investment income	—	—	(.04)	(.09)	—
Increase from regulatory settlements	—	—	—	—	.01[d]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 27.33	$ 29.18	$ 24.76	$ 21.02	$ 21.28
Total Return (%)[b]	(6.34)[c]	17.85[c]	17.97[c]	(.75)	8.24[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	32	33	38	56
Ratio of expenses before expense reductions (%)	2.25	2.23	2.26	2.26	2.26
Ratio of expenses after expense reductions (%)	2.15	2.17	2.06	2.26	2.26
Ratio of net investment income (loss) (%)	(.58)	(.72)	(.41)	.01	.04
Portfolio turnover rate (%)	49	45	150	104	137

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The Fund received $0.006 per share of non-affiliated regulatory settlements for the period ended August 31, 2011. Excluding these non-recurring payments, total return would have been 0.03% lower for the period ended August 31, 2011.

* Amount is less than $.005.

	Years Ended August 31,
Class R	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 30.31	$ 25.59	$ 21.72	$ 22.00	$ 20.24
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.06)	.02	.09	.12
Net realized and unrealized gain (loss)	(1.76)	4.78	4.00	(.18)	1.63
Total from investment operations	(1.78)	4.72	4.02	(.09)	1.75
Less distributions from: Net investment income	(.11)	(.00)*	(.15)	(.19)	(.00)*
Increase from regulatory settlements	—	—	—	—	.01[c]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.42	$ 30.31	$ 25.59	$ 21.72	$ 22.00
Total Return (%)	(5.87)[b]	18.46[b]	18.59[b]	(.34)[b]	8.71[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	6	6	33
Ratio of expenses before expense reductions (%)	1.85	1.86	1.75	1.91	1.80
Ratio of expenses after expense reductions (%)	1.65	1.67	1.56	1.80	1.80
Ratio of net investment income (loss) (%)	(.07)	(.20)	.10	.43	.50
Portfolio turnover rate (%)	49	45	150	104	137

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The Fund received $0.006 per share of non-affiliated regulatory settlements for the period ended August 31, 2011. Excluding these non-recurring payments, total return would have been 0.03% lower for the period ended August 31, 2011.

* Amount is less than $.005.

	Years Ended August 31,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 30.29	$ 25.57	$ 21.72	$ 21.99	$ 20.23
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.08	.15	.23	.26
Net realized and unrealized gain (loss)	(1.76)	4.79	3.99	(.19)	1.64
Total from investment operations	(1.63)	4.87	4.14	.04	1.90
Less distributions from: Net investment income	(.26)	(.15)	(.29)	(.31)	(.15)
Increase from regulatory settlements	—	—	—	—	.01[c]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.40	$ 30.29	$ 25.57	$ 21.72	$ 21.99
Total Return (%)	(5.40)[b]	19.07[b]	19.17[b]	.30	9.34[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	571	672	644	625	709
Ratio of expenses before expense reductions (%)	1.20	1.20	1.22	1.24	1.21
Ratio of expenses after expense reductions (%)	1.15	1.17	1.06	1.24	1.21
Ratio of net investment income (loss) (%)	.43	.28	.61	1.09	1.09
Portfolio turnover rate (%)	49	45	150	104	137

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The Fund received $0.006 per share of non-affiliated regulatory settlements for the period ended August 31, 2011. Excluding these non-recurring payments, total return would have been 0.03% lower for the period ended August 31, 2011.

* Amount is less than $.005.

	Years Ended August 31,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 30.29	$ 25.57	$ 21.73	$ 21.99	$ 20.24
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.09	.15	.25	.26
Net realized and unrealized gain (loss)	(1.76)	4.78	3.98	(.20)	1.64
Total from investment operations	(1.63)	4.87	4.13	.05	1.90
Less distributions from: Net investment income	(.26)	(.15)	(.29)	(.31)	(.16)
Increase from regulatory settlements	—	—	—	—	.01[c]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.40	$ 30.29	$ 25.57	$ 21.73	$ 21.99
Total Return (%)	(5.39)[b]	19.08[b]	19.17[b]	.31	9.42[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	48	41	40	39
Ratio of expenses before expense reductions (%)	1.18	1.17	1.17	1.20	1.20
Ratio of expenses after expense reductions (%)	1.15	1.16	1.05	1.20	1.20
Ratio of net investment income (loss) (%)	.44	.32	.62	1.17	1.10
Portfolio turnover rate (%)	49	45	150	104	137

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The Fund also received $0.006 per share of non-affiliated regulatory settlements for the period ended August 31, 2011. Excluding these non-recurring payments, total return would have been 0.03% lower for the period ended August 31, 2011.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Growth Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended August 31, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $495,074,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($334,986,000) and August 31, 2018 ($160,088,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2014 through August 31, 2015, the Fund elected to defer qualified late year losses of approximately $2,108,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending August 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in Passive Foreign Investment Companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 20,863
Capital loss carryforwards	$ (495,074,000)
Net unrealized appreciation (depreciation) on investments	$ 58,878,900

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2015	2014
Distributions from ordinary income*	$ 6,396,038	$ 4,141,340

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2015, the Fund invested in futures as a substitute for direct investment in a particular assets class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There were no open futures contracts as of August 31, 2015. For the year ended August 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $10,295,000.

The following tables summarize the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2015, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 124,793
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (16,125)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended August 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $366,256,466 and $489,871,481, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the year ended August 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.90% of the Fund’s average daily net assets.

For the period from September 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.43%
Class B	2.18%
Class C	2.18%
Class R	1.68%
Class S	1.18%
Institutional Class	1.18%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.40%
Class B	2.15%
Class C	2.15%
Class R	1.65%
Class S	1.15%
Institutional Class	1.15%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.45%
Class B	2.20%
Class C	2.20%
Class R	1.70%
Class S	1.20%
Institutional Class	1.20%

For the year ended August 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 86,710
Class B	831
Class C	27,223
Class R	9,859
Class S	268,753
Institutional Class	11,026
$ 404,402

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2015, the Administration Fee was $772,151, of which $60,848 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2015
Class A	$ 75,103	$ 15,289
Class B	1,078	158
Class C	9,234	2,188
Class R	2,020	341
Class S	460,409	75,549
Institutional Class	19,808	2,442
	$ 567,652	$ 95,967

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DeAWM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2015
Class B	$ 7,589	$ 267
Class C	208,729	16,179
Class R	12,338	967
	$ 228,656	$ 17,413

In addition, DDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2015	Annual Rate
Class A	$ 183,367	$ 44,499.24%
Class B	2,371	330.23%
Class C	68,985	16,627.25%
Class R	11,898	2,936.24%
	$ 266,621	$ 64,392

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2015 aggregated $2,578.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2015, the CDSC for Class B and C shares aggregated $1,751 and $192, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2015, DDI received $407 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $22,118, of which $8,673 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2015.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	220,233	$ 6,510,825	550,907	$ 15,670,457
Class B	116	3,495	250	7,271
Class C	27,779	796,901	34,315	957,083
Class R	30,519	901,118	35,439	1,022,071
Class S	411,001	12,145,463	581,628	16,830,252
Institutional Class	136,755	4,031,988	469,186	13,412,369
		$ 24,389,790		$ 47,899,503
Shares issued to shareholders in reinvestment of distributions
Class A	16,450	$ 474,746	8,632	$ 248,879
Class R	635	18,299	29	840
Class S	179,610	5,158,424	117,326	3,366,086
Institutional Class	14,014	402,490	9,881	283,480
		$ 6,053,959		$ 3,899,285
Shares redeemed
Class A	(777,427)	$ (22,942,228)	(1,051,722)	$ (30,839,357)
Class B	(45,999)	(1,287,317)	(110,148)	(3,025,546)
Class C	(229,504)	(6,497,517)	(285,158)	(7,938,264)
Class R	(69,926)	(2,062,821)	(67,935)	(1,924,037)
Class S	(2,676,364)	(78,447,075)	(3,693,804)	(107,510,727)
Institutional Class	(997,413)	(29,974,216)	(501,257)	(14,761,945)
		$ (141,211,174)		$ (165,999,876)
Redemption fees		$ 102		$ 8,296
Net increase (decrease)
Class A	(540,744)	$ (15,956,557)	(492,183)	$ (14,912,479)
Class B	(45,883)	(1,283,822)	(109,898)	(3,018,275)
Class C	(201,725)	(5,700,614)	(250,843)	(6,981,181)
Class R	(38,772)	(1,143,404)	(32,467)	(901,024)
Class S	(2,085,753)	(61,143,188)	(2,994,850)	(87,313,843)
Institutional Class	(846,644)	(25,539,738)	(22,190)	(1,065,990)
		$ (110,767,323)		$ (114,192,792)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and the Shareholders of Deutsche Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Growth Fund (the "Fund") at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers, transfer agent and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2015 to August 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 947.10	$ 943.70	$ 943.40	$ 946.10	$ 948.20	$ 948.20
Expenses Paid per $1,000*	$ 6.87	$ 10.53	$ 10.53	$ 8.09	$ 5.65	$ 5.65
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 1,018.15	$ 1,014.37	$ 1,014.37	$ 1,016.89	$ 1,019.41	$ 1,019.41
Expenses Paid per $1,000*	$ 7.12	$ 10.92	$ 10.92	$ 8.39	$ 5.85	$ 5.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
Deutsche Global Growth Fund	1.40%	2.15%	2.15%	1.65%	1.15%	1.15%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 39% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $13,785,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Global Growth Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX	SGQIX
CUSIP Number	25156A 775	25156A 791	25156A 817	25156A 833	25156A 700
Fund Number	407	607	707	2007	1407
For shareholders of Class R
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SGQRX
CUSIP Number	25156A 825
Fund Number	1512

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DGGF-2
(R-023989-5 10/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Global growth fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$73,721	$0	$0	$2,622
2014	$72,381	$0	$0	$3,547

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fee Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$2,622	$30,661	$0	$33,283
2014	$3,547	$63,439	$0	$66,986

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Growth Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2015